UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549

                         SCHEDULE 14A

 Proxy Statement Pursuant to Section 14(a) of the Securities
            Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]Preliminary Proxy Statement
[ ]Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]Definitive Proxy Statement
[ ]Definitive Additional Materials
[ ]Soliciting Material Pursuant to Section 240.14a-12

                      SCIENTIFIC INDUSTRIES, INC.
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       (Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules
    14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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        computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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






                                               October 23, 2009

Dear Fellow Stockholders:

You are cordially invited to attend the 2009 Annual Meeting of Stockholders of Scientific Industries, Inc. which will be held at 1:00 p.m. (New York time) on Wednesday, December 2, 2009 at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716.

Information concerning the matters to be considered and voted upon at the Annual Meeting is set out in the attached Notice of 2009 Annual Meeting of Stockholders and Proxy Statement.

It is important that your shares be represented at the 2009 Annual Meeting, regardless of the number of shares you hold and whether or not you plan to attend the meeting in person. Accordingly, please complete, sign and date the enclosed proxy card and return it as soon as possible in the accompanying business reply envelope so that your shares will be represented at the Annual Meeting. This will not limit your right to vote in person or to attend the meeting.

  Thank you for your continued support.


                                Sincerely,

                                /s/ Joseph G. Cremonese
                                _______________________
                                Joseph G. Cremonese
                                Chairman

                    SCIENTIFIC INDUSTRIES, INC.
                         70 Orville Drive
                     Bohemia, New York 11716

                          _____________

          NOTICE OF 2009 ANNUAL MEETING OF STOCKHOLDERS

                         DECEMBER 2, 2009




Notice is hereby given that the 2009 Annual Meeting of Stockholders (the "Annual Meeting") of Scientific Industries, Inc., a Delaware corporation (the "Company"), will be held on Wednesday, December 2, 2009, at 1:00 p.m. (New York time) at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, for the following purposes:

         1. To elect Class A Directors to the Company's Board of Directors to serve until the Company's annual meeting of stockholders with respect to the year ending June
         30, 2012 and until the election and qualification of their respective successors.

         2. To ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010.

         3. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The foregoing items of business are more fully described in the accompanying proxy statement.

The Board of Directors has fixed the close of business on October
23, 2009, as the record date for determination of stockholders entitled to notice of and to vote at, the Annual Meeting and at any adjournments or postponements thereof.

A complete list of the stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder of the Company at the Annual Meeting. In addition, the list will be open for examination by any stockholder of the Company for any purpose germane to the Annual Meeting during ordinary business hours for a period of ten days prior to the Annual Meeting at the offices of the Company.

You are requested to fill in and sign the enclosed form of proxy, which is being solicited by the Board of Directors of the Company, and mail it promptly in the enclosed postage paid envelope. Any proxy may be revoked by delivery of a later dated proxy.


                           By Order of your Board of Directors,

                           /s/ Robert P. Nichols
                           _____________________
                           Robert P. Nichols
                           Secretary

Bohemia, New York
October 23, 2009






WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, WE KINDLY REQUEST THAT YOU PLEASE COMPLETE, SIGN, DATE, AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED. IF YOU ARE A STOCKHOLDER OF RECORD AND YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.




                    YOUR VOTE IS IMPORTANT

                  SCIENTIFIC INDUSTRIES, INC.
                        70 Orville Drive
                    Bohemia, New York 11716

                        PROXY STATEMENT
                       _________________

              2009 ANNUAL MEETING OF STOCKHOLDERS
                 TO BE HELD ON DECEMBER 2, 2009
                       _________________


Solicitation of Proxies
_______________________

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of Scientific Industries, Inc., a Delaware corporation (the "Company"), for use at the 2009 Annual Meeting of Stockholders (the "Annual Meeting") to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, 11716, on Wednesday, December 2, 2009, at 1:00 p.m. (New York time), and at any adjournments or postponements thereof.

The Board of Directors has determined that in the event that there are no vacancies among the six Directors of the Company prior to the 2009 Annual Meeting, the number of Directors of the Company shall, effective with the commencement of the meeting, be increased from six to seven and that the seventh Director in addition to the Company's two present Class A Directors be elected at the 2009 Annual Meeting to serve until the Company's annual meeting of stockholders with respect to the fiscal year ending June 30, 2012, and the election and qualification of their respective successors. In addition, the stockholders at the 2009 Annual Meeting will be asked to ratify the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010, and transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.


Record Date, Voting Rights
__________________________

Only stockholders of record of the Company's Common Stock, par value $0.05 per share (the "Common Stock"), as of the close of business on October 23, 2009 (the "Record Date"), are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. On the Record Date, there were 1,196,577 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote.

The presence at the Annual Meeting, in person or by a properly executed proxy, of the holders of a majority of the outstanding shares of the Company's Common Stock as of the Record Date is necessary to constitute a quorum. Abstentions and broker "non-votes" are included in the determination of the number of shares of Common Stock present at the Annual Meeting for quorum purposes. A broker "non-vote" occurs when a nominee holding shares of Common Stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner.


Voting of Proxies, Revocation, Solicitation
___________________________________________

All stockholders who deliver properly executed and dated proxies to the Company prior to the Annual Meeting will be deemed present at the Annual Meeting regardless of whether such proxies direct the proxy holders to vote for or against, or to withhold or abstain from voting. The proxies, when properly executed and returned to the Company, will be voted in accordance with the instructions given therein by the person executing the proxy. In the absence of instructions, properly executed proxies will be voted FOR (1) the election of the Board's nominees, Arthur M. Borden, James S.
Segasture, and Helena R. Santos as Directors of the Company; and
(2) the ratification of the appointment by the Board of Directors of Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June
30, 2010.

Any stockholder who executes and delivers a proxy may revoke it at any time before it is voted by delivering a written notice of such revocation to the Secretary of the Company at the address of the Company set forth in this proxy statement, by submitting a properly executed proxy bearing a later date, or by appearing at the Annual Meeting and requesting the return of the proxy or by voting in person. In accordance with applicable rules, boxes and designated spaces are provided on the proxy card for stockholders to mark if they wish either to vote for or withhold authority to vote for the nominees for Directors, or to vote for or against or to abstain from voting for the proposal to ratify the appointment of the Company's independent registered public accounting firm.

A stockholder's attendance at the Annual Meeting will not, by itself, revoke a proxy given by that stockholder. Stockholders vote at the Annual Meeting by casting ballots (in person or by proxy), which are tabulated by a person who is appointed by the Board of Directors before the Annual Meeting to serve as inspector of election at the Annual Meeting and who has executed and verified an oath of office.

It is anticipated that this proxy statement, the enclosed proxy card and the Company's Annual Report will be mailed to the Company's stockholders on or about October 30, 2009.


                     PRINCIPAL STOCKHOLDERS

The following table sets forth as of October 23, 2009 certain information as to each person who to the Company's knowledge, based upon such person's representations or publicly available filings, beneficially owned more than 5% of the outstanding shares of the Company's Common Stock as of that date:

Name and Address of        Shares Beneficially         Percent of
Beneficial Owner           Owned**                     Class***
___________________        ___________________         ___________
James S. Segasture*             187,250 (1)                15.6

Lowell A. Kleiman               139,581 (2)                11.7
16 Walnut Street
Glen Head, NY 11545

Spectrum Laboratories, Inc.     124,736 (3)                10.4
18617 Broadwick Street
Rancho Dominquez, CA 90220

Grace S. Morin*                  82,950                     6.9

Joseph I. Kesselman*             64,120 (4)                 5.3

______________
*   His or her address is c/o Scientific Industries, Inc., 70
Orville Drive, Bohemia, New York 11716.

**    Beneficial ownership, as such term is used herein, is
determined in accordance with Rule

13d-3(d)(1) promulgated under the Securities Exchange Act of 1934, as amended, (the "Exchange Act") and includes voting and/or investment power with respect to shares of Common Stock of the Company. Unless otherwise indicated, the named person possesses sole voting and investment power with respect to the shares. The shares shown include shares issuable pursuant to options held by the named person that may be exercised within 60 days of the date indicated above.

***   Percentages of ownership are based upon the number of shares of
Common Stock issued and outstanding. Shares of Common Stock that may be acquired pursuant to options that are exercisable within 60 days of the date indicated above are deemed outstanding for computing the percentage ownership of the person holding such options, but are not deemed outstanding for the percentage ownership of any other person.

(1) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.

(2) Based on information reported on Schedule 13D filed with the Securities and Exchange Commission on October 30, 2002.

(3) Based on information reported on Schedule 13G filed with the Securities and Exchange Commission on June 15, 2009.

(4) Includes 4,000 shares issuable upon exercise of options, 735 shares of Common Stock owned jointly with his wife, and 16,000 shares owned by his wife.

                        PROPOSAL 1
                      ______________

                   ELECTION OF DIRECTORS

General
_______

The Company's Certificate of Incorporation provides for a classified Board of Directors, (the "Board") consisting of three classes, each class serving a three-year term on a staggered basis. The Company's By-Laws provide that the number of Directors comprising the Board is to be determined by the Board. The Board is currently comprised of six members, of whom two are Class A Directors, two are Class B Directors and two are Class C Directors. The Board has determined that commencing with 2009 Annual Meeting, in the absence of any vacancy, the number shall increase to seven by the election of a third Class A Director. Accordingly, assuming that there will be no vacancy, at the Annual Meeting, three Class A Directors are to be elected to serve until the annual meeting of stockholders with respect to the fiscal year ending June 30, 2012, and until their successors are duly elected and qualified. In the event of a vacancy of a Class B or Class C Director prior to the Annual Meeting, one of the three nominees will be a nominee to fill the vacancy in that class of Directors to serve until the end of the term of the class of Director in which the vacancy occurred. Shares of Common Stock represented by proxies solicited by the Board will be voted for the nominees hereinafter named if authority to do so is not specifically withheld. If for any reason said nominees shall become unavailable for election, which is not now anticipated, the number of Directors will remain at six and the proxies will be voted for the two other nominees.

The Directors of the Company are elected by the affirmative vote of the holders of a plurality of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. A plurality means that the nominee with the largest number of votes is elected as Director. In tabulating the vote, abstentions and broker "non-votes" will be disregarded and will have no effect on the outcome of the vote.

The Board of Directors recommends that stockholders vote FOR the election of the nominees identified below to the Board of Directors.


Nominees
________

The Board of Directors has designated Mr. Arthur M. Borden, and
James S. Segasture, current Class A Directors, and Ms. Helena R.
Santos as their nominees for election.

Arthur M. Borden, Esq. (age 89), a Director since 1974, has been counsel to the law firm of Katten Munchin Rosenman LLP (formerly Rosenman & Colin) during the past five years. He is a director of Supreme Industries, Inc., a nationwide manufacturer of specialized truck bodies.

James S. Segasture (age 73), a Director since 1991, has been a private investor since February 1990.

Helena R. Santos (age 45), employed by the Company since 1994, has served since August 2002 as President, Chief Executive Officer and Treasurer. Previously she served as Vice President, Controller from 1997 and as Secretary from May 2001. Ms. Santos was an internal auditor with a major defense contractor from March 1991 to April 1994. She had been previously employed in public accounting.

Other Directors
_______________

       Class B Directors:

The terms of the Class B Directors currently extend to the annual meeting of stockholders with respect to the year ending June 30, 2010. They are:

Joseph I. Kesselman (age 84), a Director since 1961 and Chairman of the Board from August 2002 until his resignation in February 2006, has been for more than five years a consultant to various corporations, including Nuclear and Environmental Protection Inc. and Hopare Holding, S.A. (a Swiss company), both companies of which he has been a director, and Perrot Duval Management, S.H. (a Swiss management company).

Grace S. Morin (age 61), a Director since December 4, 2006, had been President, Director and principal stockholder of Altamira Instruments, Inc. from December 2003 until its acquisition in November 2006 by the Company. Ms. Morin had been employed by Altamira to supervise its administrative functions at the Pittsburgh, Pennsylvania facility as a full-time employee through March 31, 2009 and since that date as a part-time consultant. Prior to December 2003, she was a general business consultant for two years, and prior to that a member of senior management of a designer of gas flow environmental engineered products for approximately four years.

       Class C Directors:

The terms of the Class C Directors currently extend to the annual meeting of stockholders with respect to the year ending June 30, 2011. They are:

Joseph G. Cremonese (age 73), a Director since November 2002 and
Chairman of the Board since February 2006, has been a marketing consultant to the Company since 1996. Mr. Cremonese has been since 1991, President of Laboratory Innovation Company, Ltd., which is a vehicle for technology transfer and consulting services for companies, including the Company, engaged in the production and sale of products for science and biotechnology. Since March 2003, he has been a director of and consultant to Proteomics, Inc., a producer of recombinant proteins for medical research. Prior to 1991, he had been employed by Fisher Scientific, the largest U.S. distributor of laboratory equipment and a former major distributor for the Company.

Roger B. Knowles (age 84), a Director since 1965, is retired. During the past five years he has been involved in liquidating various real estate and manufacturing concerns.


Stock Ownership
_______________

The following table sets forth, as of October 23, 2009, relevant information as to the shares of Common Stock beneficially owned by
(i) each Director of the Company, (ii) each executive officer of the Company (including a nominee for Director) identified in the Summary Compensation Table under "Executive Officers," and (iii) all directors and executive officers as a group.

Beneficial Owner               Number             Percentage*
________________            ____________          ____________

Arthur M. Borden              56,740 (1)             4.7%

Joseph G. Cremonese           54,597 (2)             4.5%

Joseph I. Kesselman           64,120 (3)             5.3%

Roger B. Knowles               4,000 (4)              .3%

Grace S. Morin                82,950                 6.9%

James S. Segasture           187,250 (5)            15.6%

Helena R. Santos              15,779                 1.3%

Robert P. Nichols             21,446 (6)             1.8%

Brookman P. March             82,950 (7)             6.9%

All current directors and
executive officers as a
group (8 persons)            486,882 (8)             40%

  *See "Principal Stockholders" for calculation of percentage.


(1)    Includes 12,000 shares issuable upon exercise of options.
(2) Represents 34,597 shares owned jointly with his wife and 20,000 shares issuable upon exercise of options.
(3) Includes 4,000 shares issuable upon exercise of options, 735 shares owned jointly with his wife, and 16,000 shares owned by his wife.
(4)    Represents shares issuable upon exercise of options.
(5) Includes 4,000 shares issuable upon exercise of options and 493 shares owned by his wife.
(6)    Includes 5,000 shares issuable upon exercise of options.
(7)    Represents shares owned by his wife, Ms. Morin.
(8)    Includes 49,000 shares issuable upon exercise of options.


Board Committees
________________

Joseph I. Kesselman and James S. Segasture have been the sole members of the Company's Stock Option Committee, the members of which serve at the discretion of the Board. The Committee administers the Company's 2002 Stock Option Plan ("2002 Plan").

Grace S. Morin, Joseph I. Kesselman, and James S. Segasture have been the members of the Company's Compensation Committee serving at the discretion of the Board. The Committee administers the Company's compensation policies.

The Board of Directors acts as the Company's Audit Committee.

The Company does not have a financial expert on the Audit Committee
as defined by      the Securities and Exchange Commission, however,
the Company believes that the members of the Audit Committee have sufficient knowledge to properly evaluate and analyze the Company's financial statements.

Meetings
________

During the fiscal year ended June 30, 2009 ("fiscal 2009"), the Board of Directors held six meetings, at each of which all persons who were Directors at the time were present.

Directors' Compensation and Options
___________________________________


                       DIRECTORS' COMPENSATION
                  FOR THE YEAR ENDED JUNE 30, 2009

                                          Non-
                                          Equity
            Fees                          Incentive
            Earned                        Plan
            or Paid    Stock     Option   Comp-
            in Cash    Awards    Awards   ensation
Name        ($)        ($)       ($)      ($)
(a)         (b)        (c)       (d)      (e)
_____________________________________________________________________
Arthur M.
Borden     12,000      0            0      0

Joseph G.
Cremonese  24,000      0            0      0

Joseph I.
Kesselman  12,000      0            0      0

Roger B.
Knowles    12,000      0            0     0

Grace S.
Morin       2,500      0            0      0

James S.
Segasture  12,000      0            0      0

____________________________________________________________________


                DIRECTORS' COMPENSATION (CONTINUED)

            Changes
            in
            Pension
            Value and
            Non-       Non-
            qualified  qualified
            Deferred   Deferred    All
            Compens-   Comp-       Other
            ation      ensation    Comp-
            Earnings   Earnings    ensation    Total
Name        ($)        ($)         ($)         ($)
(a)         (f)        (g)         (h)         (i)
____________________________________________________________________

Arthur M.                 0          0         12,000
Borden

Joseph G.
Cremonese                 0        36,000(1)   60,000

Joseph I.
Kesselman                 0          0         12,000

Roger B.
Knowles                   0          0         12,000

Grace S.
Morin                     0        10,400(2)   12,900

James S.
Segasture                 0          0         12,000

___________________________________________________________________

(1) Represents amount paid to his affiliate pursuant to a marketing consulting agreement (see "Related Transactions").

(2) Represents compensation received for her services as a consultant for Altamira but does not include her compensation as a full-time employee through March 31, 2009.

The Company pays each Director who is not an employee of the Company or a subsidiary a quarterly retainer fee of $1,500 and $1,000 for each meeting attended. In addition, the Company reimburses each Director for out-of-pocket expenses incurred in connection with attendance at board meetings in the amount of $50 or the Director's itemized expenses, whichever is greater. Mr. Cremonese, as Chairman of the Board since February 2006, receives an additional fee of $1,000 per month. During fiscal 2009, the fees to non-employee Directors aggregated $120,900, including the consulting fees paid to Mr. Cremonese's affiliate, and since April 1, 2009, to Ms. Morin pursuant to a consulting agreement. The Agreement provides for her to render administrative, accounting and bookkeeping consulting services to the Company and Altamira, at the rate of $85 per hour, at the request of the Company through March 17, 2011 unless terminated earlier by either the Company or she on at least 60 days prior notice. She also received $49,200 as an administrative employee of Altamira for the nine months ended March
31, 2009.

Pursuant to the Company's 1992 Stock Option Plan ("1992 Plan") options to purchase 3,000 shares of Common Stock at the then fair market value were granted to each non-employee director who was on the Board of Directors on the first business day of each March, in 1993, 1994, 1995, and 1996, namely Messrs. Borden, Kesselman, Knowles and Segasture. In addition, in December 1997 and through December 2002 the Board of Directors granted under the 1992 Plan annually options to purchase 4,000 shares of Common Stock to each of them exercisable at the fair market value on the date of grant. Accordingly, as of June 30, 2009, the Company had granted under the 1992 Plan to the foregoing four non-employee Directors options to purchase an aggregate of 128,000 shares of Common Stock, or options to purchase 32,000 shares of Common Stock to each. The fair market value per share of Common Stock on the dates of grant ranged from $0.50 for options granted in 1993 to $2.40 for options granted in 2002. As of June 30, 2009, options under the 1992 Plan with respect to 90,000 shares had been exercised by the Directors and with respect to 10,000 shares had expired. In addition, they had exercised options with respect to 48,000 shares granted to them prior to the adoption of the 1992 Plan.

Under the Company's 2002 Plan, none of the Directors at the time of the adoption by the Board of Directors of the 2002 Plan (subsequently approved by stockholders) were eligible to receive further option grants thereunder. Mr. Joseph G. Cremonese who was elected a Director at the 2002 Annual Meeting of Stockholders, was granted on December 1, 2003 a ten-year option to purchase 5,000 shares of Common Stock at the fair market value of $1.35 per share, on February 20, 2007 a ten-year option to purchase 5,000 shares of Common Stock at the fair market value of $3.10 per share (of which $2,000 was recognized as stock-based compensation expense in fiscal
2009), and on September 17, 2009 a five-year option to purchase 10,000 shares at the fair market value of $1.88 per share, of which no more than 5,000 shares may be acquired within one year of the grant. The September 2009 option had a total fair value (as determined using the Black-Scholes-Merton option-pricing model) of $9,300. None of the options have been exercised to date.


Executive Officers and Key Personnel
____________________________________

Ms. Helena R. Santos and Mr. Robert P. Nichols are the executive officers of the Company. Mr. Brookman P. March, is President and
Director of Sales and Marketing of the Company's subsidiary, Altamira Instruments, Inc.

See "Election of Directors - Nominees" for the employment history of Ms. Santos, a nominee for Director.

Robert P. Nichols (age 48), employed by the Company since
February 1998, has served since August 2002 as Executive Vice President. Previously, he had been since May 2001 Vice President, Engineering. Prior to joining the Company, Mr. Nichols was an Engineer Manager with Bay Side Motion Group, a precision motion equipment manufacturer from January 1996 to February 1998.

Brookman P. March (age 64) has been Director of Sales and Marketing since November 30, 2006 and President since July 2008 of Altamira, which conducts the Company's Catalyst Research Instruments operation. He had been Vice President and a Director of Altamira from December 2003 until it was acquired by the Company. Mr. March is the husband of Ms. Morin, a Director.

The executive officers of the Company are elected by the Board of Directors and hold office until their respective successors are elected and qualified or until his or her earlier resignation or removal. None of the officers need to be Directors, and more than one office may be held by the same person. There is no arrangement or understanding between any executive officer and any person other than the Company regarding election as an officer. The President of the Company's subsidiary, Altamira Instruments, Inc. is the husband of Ms. Grace S. Morin, a Director of the Company.

In July 2009, the Company entered into agreements with Ms. Helena R. Santos and Mr. Robert P. Nichols related to their employment in their current positions for the 24-month period ending December 31, 2010. Their prior employment agreements expired on December 31, 2008. The agreements provide a base salary for the 12 months ended December 31, 2009 for Ms. Santos of $130,000 and for Mr. Nichols of $120,000, plus a $5,000 bonus for each with respect to the first 12 month period. The base salary for each for the 12 months ending December 31, 2010 is to be determined by the Company's Board of Directors, but to be not less than the officer's base salary for the prior 12 month period. No other bonuses were awarded with respect to fiscal 2009.
The bonuses, if any, for the 12 month period ending December 31, 2010 are also to be determined by the Board of Directors.
A bonus of $10,000 had been awarded and paid to each officer in fiscal 2008.

The employment agreements for Ms. Santos and Mr. March contain termination provisions stipulating that if the Company terminates the employment of the employee other than for death, disability, or cause (defined as (i) conviction of a felony or (ii) gross neglect or gross misconduct (including conflict of interest) in the carrying out of his or her duties under the agreement), the Company shall pay severance payments equal to one year's salary at the rate of the compensation at the time of termination, and continue to pay his or her regular benefits provided by the Company for a period of two years from termination.

Mr. Brookman P. March is employed by Altamira pursuant to a 24-month employment agreement through November 30, 2010 which may be extended by mutual consent for an additional 12 month period but not beyond November 30, 2012. The agreement provides for an annual base salary of $115,000 for the first 12 month period, and $121,900 for the second 12 month period, with Altamira having the option to pay the $6,900 increase in base salary in stock options of the Company (subject to Mr. March's consent). The agreement also provides for a bonus in each of the two 12-month periods at the discretion of Altamira's Board of Directors. No bonuses have yet been awarded under this agreement.

All employment agreements contain confidentiality and non-competition covenants.

The Compensation Committee reviews and recommends to the Board of Directors the compensation to be paid to each executive officer.
In making a determination, the Committee and the Board give material consideration to the Company's results of operations and financial condition, competitive factors and the Company's resources. The compensation at times includes grants of options under its stock option plan to the named executives. Each officer is employed pursuant to a long-term employment agreement, containing terms proposed by the committee and approved as reasonable by the Board of Directors. The Board is cognizant that as a relatively small company, the Company has limited resources and opportunities with respect to recruiting and retaining key executives. Accordingly, the Company has relied upon long-term employment agreements to retain qualified personnel.

The following table summarizes all compensation paid by the Company to each of the executive officers set forth in the table for the two fiscal years ended June 30, 2009 and 2008. No other executive officer earned in excess of $100,000 in any of such fiscal periods.

                 SUMMARY COMPENSATION TABLE
_____________________________________________________________
                                                    Non-
                                                    Equity
                                                    Incentive
Name                                                Plan
and                                 Stock   Option  Comp-
Principal    Fiscal  Salary  Bonus  Awards  Awards  ensation
Position     Year    ($)     ($)    ($)     ($)     ($)
(a)          (b)     (c)     (d)    (e)     (f)     (g)
_____________________________________________________________
Helena R.    2009    125,000      0  0       0       0
Santos,      2008    120,000 10,000  0       0       0
CEO,
President,
CFO

Robert P.   2009     117,500      0  0       0       0
Nichols,    2008     115,000 10,000  0       0       0
Exec.
V. P.

Brookman    2009     112,900      0  0       0       0
P. March,   2008     110,000      0  0       0       0
Director
of Sales
and Market-
ing, and
since July
2008,
President
of
Altamira

_____________________________________________________________
               SUMMARY COMPENSATION TABLE (CONTINUED)
_____________________________________________________________
             Non-
             Qualified
             Deferred  All
Name         Comp-     Other
and          ensation  Comp-
Principal    Earnings  ensation  Total
Position     ($)       ($)       ($)
(a)          (h)       (i)       (j)
_____________________________________________________________
Helena R.    2009      2,500(1)  127,500
Santos,      2008      2,600(1)  132,600
CEO,
President,
CFO

Robert P.   2009       2,350(1)  119,850
Nichols,    2008       2,500(1)  127,500
Exec.
V. P.

Brookman    2009       4,516(1)  117,416
P. March,   2008       4,400(1)  114,400
Director
of Sales
and Market-
ing, and
since July
2008,
President
of
Altamira

_____________________________________________________________

(1)Represents the Company's matching contribution under the Company's 401(k) Plans.


       OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
_____________________________________________________________
                          Option Awards
_____________________________________________________________
                        Number       Inactive
           Number       of           Plan
           of           Securities   Awards
           Securities   Under-       Number of
           Under-       lying        Securities
           lying Un-    Unexercised  Underlying   Option
           exercised    Options(#)   Unexercised  Exercise  Option
           Options(#)   Unexerci-    Unearned     Price     Expiration
Name       Exercisable  sable        Options      ($)       Date
(a)        (b)          (c)          (d)          (e)       (f)
______________________________________________________________________
Robert P.
Nichols     5,000        0           0           1.25     10/2012
______________________________________________________________________

No other executive officer had any unexercised options as of June 30, 2009 and no options had been granted to any officer during fiscal 2009.


<page


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                                        Number of
               Shares of                Securities     Value of
               Common                   Underlying     Unexercised
               Stock                    Unexercised    in-the-money
               Acquired                 Options        Options
               On             Value     at FY-End (#)  at FY-End ($)
               Exercise       Realized  Exercisable/   Exercisable/
Name           (#)            ($)(1)    Unexercisable  Unexercisable(1)
________________________________________________________________________
Helena R.
Santos         5,000          3,100         0/0          -

Robert P.
Nichols        8,000          5,000     5,000/0        2,300/0
________________________________________________________________________

(1) Calculated by multiplying the number of shares of Common Stock subject to options by the difference between: (i) the market price on date of exercise, and for unexercisable options, June 30, 2009, respectively, and (ii) the exercise price.

Related Transactions

Mr. Joseph G. Cremonese, who was elected a Director in November 2002, through his affiliate, Laboratory Innovation Company, Ltd., has been providing independent marketing consulting services to the Company for approximately ten years. Since January 1, 2003, the services have been rendered pursuant to a consulting agreement which was amended and restated in March 2007 and extended in September 2009 through December 31, 2010. The agreement as amended and restated provides that Mr. Cremonese and his affiliate shall render, at the request of the Company, marketing consulting services of at least 60, but not more than 96, days per year at the rate of $600 per day with a monthly payment of $3,000, with the Company's obligation reduced to the extent the consulting services are less than 60 days for the 12 month period.
The agreement contains confidentiality and non-competition covenants. During fiscal 2009, the Company paid an aggregate of $36,000 for the consulting services.

Ms. Grace S. Morin, was elected a Director in December 2006 in connection with the sale of her 90.36% ownership interest in Altamira to the Company in November 2006. Under the purchase agreement Ms.
Morin is to receive (in addition to $361,000 in cash paid and an aggregate of 112,950 shares of the Company's Common Stock issued at the time of acquisition) an amount equal to her 90.36% share of 5% of net sales of Altamira for each of five designated periods, subject to possible adjustment. The first three periods ran from December 1, 2006 through June 30, 2007 and the 12 months ended June 30, 2008, and June 30, 2009, respectively. The fourth period is the 12 months ended June 3 0, 2010 and the fifth period runs from July 1, 2010 to November 30, 2010. Ms. Morin received contingent consideration of $59,700 for the first period, $131,000 for the second period, and $97,000 for the third period. She also received $36,400 as an agreed upon reimbursement for the Company's treatment of the transaction as a purchase of assets for tax purposes. See "Directors Compensation and Options" for payments to her pursuant to her consulting agreement with the Company.

Section 16(a) Reporting
_______________________

The Company believes that, for the year ended June 30, 2009, its officers, directors and 10% stockholders timely complied with all filing requirements of Section 16(a) of the Securities Exchange
Act of 1934, as amended.

                            PROPOSAL 2
                          ______________

 APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors, subject to stockholders' approval, appointed Nussbaum Yates Berg Klein & Wolpow, LLP (the "Firm") as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010. The Firm has audited the consolidated financial statements of the Company since 1991. A representative of the Firm is expected to be present at the Annual Meeting, and will have an opportunity to make a statement to the stockholders and will be available to respond to appropriate questions. The ratification of the appointment will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote. Abstentions will be included in determining the number of shares of Common Stock present or represented and entitled to vote for purposes of approval and will have the effect of votes "against" the proposal. Broker "non-votes" will not be counted in determining the number of shares of Common Stock present or represented and entitled to vote to approve the proposal and will therefore not have the effect of votes either "for" or "against".

Stockholder ratification of the appointment is not required by the Company's Certificate of Incorporation or By-laws or otherwise. If the stockholders fail to ratify the appointment, the Board of Directors will reconsider whether to retain that firm. Even if the appointment is ratified, the Board of Directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee, currently the entire Board of Directors determines that such a change would be in the best interest of the Company and its stockholders.

The following is a description of the fees incurred by the Company for services by the Firm during fiscal 2009 and fiscal 2008.

Audit Fees: The Company incurred fees of the Firm of approximately $38,000 and $37,000, respectively, in connection with its audit of the Company's financial statements for fiscal 2009 and fiscal 2008, and $9,600 and $9,000, respectively, in connection with the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q during fiscal 2009 and fiscal 2008.

Tax Fees: The Company incurred fees of the Firm of approximately
$4,000 for each of fiscal 2009 and fiscal 2008, in connection with preparation of the corporate tax returns.

Financial Information Systems Design and Implementation Fees: The
Firm was not engaged by the Company during either fiscal 2009 or fiscal 2008 to provide advice regarding financial information systems design and implementation.

Other Fees: The Company paid to the Firm $12,600 in fiscal 2008, primarily in connection with the acquisition of Altamira. There were no other audit related fees or other fees paid to the firm for the two fiscal years.

The Board of Directors unanimously recommends that the stockholders vote FOR the ratification of the appointment of Nussbaum Yates Berg Klein & Wolpow, LLP as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2010.

                          OTHER MATTERS

The Board of Directors is not aware of any matters other than those set forth in this proxy statement that will be presented for action at the Annual Meeting; however, if any other matters properly come before the Annual Meeting, the persons named as proxies intend to vote the shares of Common Stock they represent in accordance with their judgment on such matters.


                      ADDITIONAL INFORMATION

The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2009, includes its Annual Report on Form 10-K for the year which was filed with the U.S. Securities and Exchange Commission on September 24, 2009. The Annual Report to Stockholders on Form 10-K is not part of this proxy material, but is being mailed to stockholders with this proxy solicitation.

                      STOCKHOLDER PROPOSALS

Proposals of stockholders of the Company intended to be presented at the Company's Annual Meeting of Stockholders following the year ending June 30, 2010 must be received by the Secretary of the Company for inclusion in the appropriate proxy materials no later than June 24, 2010.

                    EXPENSES AND SOLICITATION

The entire cost of soliciting proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone. No additional compensation will be paid to such persons for any additional solicitations. The Company will also request securities brokers, custodians, nominees and fiduciaries who hold shares of Common Stock of record to forward solicitation material to the beneficial owners of such shares, and will reimburse them for their reasonable out-of-pocket expenses in forwarding such soliciting materials.


                         By Order of your Board of Directors,

                         /s/ Robert P. Nichols
                         _____________________
                         Robert P. Nichols
                         Secretary

Bohemia, New York
October 23, 2009

________________________________________________________________________

              SCIENTIFIC INDUSTRIES, INC.
          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
                    December 2, 2009

     THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph G. Cremonese and Joseph I. Kesselman, and each of them, with full power of substitution, to vote, as a holder of the common stock, par value $0.05 per share
("Common Stock"), of Scientific Industries, Inc., a Delaware corporation (the "Company"), all the shares of Common Stock which the undersigned is entitled to vote, through the execution of a proxy with respect to the 2009 Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at La Quinta Inn & Suites, 10 Aero Road, Bohemia, New York, on Wednesday, December 2, 2009 at 1:00 p.m. New York time, and any and all adjournments or postponements thereof, and authorizes and instructs said proxies to vote in the manner directed below.

The Board of Directors recommends the vote FOR the election of the nominees for Class A Directors named below and proposal 2.

1.  Election of Class A Directors:
    ARTHUR M. BORDEN      HELENA R. SANTOS     JAMES S. SEGASTURE

        FOR all nominees  (    )    WITHHOLD for all nominees  (    )

If you do not wish your shares voted FOR one or more of the three nominees, draw a line through that person's name above.


2. Proposal to ratify the appointment of the independent registered public accounting firm, Nussbaum Yates Berg Klein & Wolpow, LLP, as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2010.

FOR   (   )		AGAINST   (   )		ABSTAIN   (   )

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before such meeting or adjournment or postponement thereof.

THIS PROXY IS CONTINUED ON THE REVERSE SIDE, PLEASE VOTE, SIGN AND DATE ON REVERSE SIDE AND RETURN PROMPTLY.

__________________________________________________________________________


(BACK OF CARD)


PROPERLY EXECUTED AND RETURNED PROXY CARDS WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO INSTRUCTIONS TO THE CONTRARY ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NAMED NOMINEES A DIRECTOR AND APPROVAL OF PROPOSAL NO. 2 LISTED ON THE REVERSE SIDE OF THIS CARD.

You may revoke this proxy at any time before it is voted by (i) filing a revocation with the Secretary of the Company, (ii) submitting a duly executed proxy bearing a later date or time than the date or time of the proxy being revoked; or (iii) attending the Annual Meeting and voting in person. A stockholder's attendance at the Annual
Meeting will not by itself revoke a proxy given by the stockholder.

                          (Please sign exactly as the name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign with full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.)




Dated:___________,2009                    _______________________________
                                          Signature

PLEASE COMPLETE, SIGN, DATE               __________________________________
AND RETURN THE PROXY CARD                 Signature, if held by joint owners
PROMPTLY USING THE
ENCLOSED ENVELOPE.